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Exhibit 24

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-723, 33-24508, 33-37872, 33-78564 and 33-78572.

                                       ARTHUR ANDERSEN LLP

San Diego, California
June 23, 1995